EXHIBIT 28(h) 21 UNDER FORM N-1A

EXHIBIT 10 UNDER ITEM 601/REG. S-K

SCHEDULE 1

TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT

(revised 8/1/17)

The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement (“Agreement”) which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.

FEDERATED ADJUSTABLE RATE SECURITIES FUND Institutional Shares

Service Shares

FEDERATED EQUITY FUNDS

Federated Absolute Return Fund Class A Shares

Class C Shares

Class T Shares

Federated Clover Small Value Fund Class A Shares

Class C Shares

Class T Shares

Federated Clover Value Fund Class A Shares

Class C Shares

Class T Shares

Federated Global Strategic Value Dividend Fund Class A Shares

Class C Shares

Federated InterContinental Fund Class A Shares

Class C Shares

Class T Shares

Federated International Strategic Value Dividend Fund Class A Shares

Class C Shares

Class T Shares

Federated Kaufmann Fund Class A Shares

Class C Shares

Class R Shares

Class T Shares

Federated Kaufmann Large Cap Fund Class A Shares

Class C Shares

Class T Shares

Federated Kaufmann Small Cap Fund Class A Shares

Class C Shares

Class T Shares

Federated MDT Mid Cap Growth Fund Class A Shares

Class C Shares

Class T Shares

Federated Prudent Bear Fund Class A Shares

Class C Shares

Class T Shares

Federated Strategic Value Dividend Fund Class A Shares

Class C Shares

Class T Shares

FEDERATED EQUITY INCOME FUND, INC. Class A Shares

Class C Shares

Class F Shares

Class T Shares

FEDERATED FIXED INCOME SECURITIES, INC.

Federated Municipal Ultrashort Fund Class A Shares

Federated Strategic Income Fund Class A Shares

Class C Shares

Class F Shares

Class T Shares

FEDERATED GLOBAL ALLOCATION FUND Class A Shares

Class C Shares

Class T Shares

FEDERATED GOVERNMENT INCOME SECURITIES, INC. Class A Shares

Class C Shares

Class F Shares

Class T Shares

FEDERATED GOVERNMENT INCOME TRUST

Federated Government Income Trust Institutional Shares

Service Shares

FEDERATED HIGH INCOME BOND FUND, INC. Class A Shares

Class C Shares

Class T Shares

FEDERATED HIGH YIELD TRUST

Federated High Yield Trust Service Shares

Class A Shares

Class C Shares

Class T Shares

Federated Equity Advantage Fund Class A Shares

FEDERATED INCOME SECURITIES TRUST

Federated Capital Income Fund Class A Shares

Class C Shares

Class F Shares

Class T Shares

Federated Floating Rate Strategic Income Fund Class A Shares

Class C Shares

Federated Fund for U.S. Government Securities Class A Shares

Class C Shares

Class T Shares

Federated Intermediate Corporate Bond Fund Institutional Shares

Service Shares

Federated Muni and Stock Advantage Fund Class A Shares

Class C Shares

Class F Shares

Class T Shares

Federated Prudent DollarBear Fund Class A Shares

Class C Shares

Federated Real Return Bond Fund Class A Shares

Class C Shares

Institutional Shares

Federated Short-Term Income Fund Class A Shares

Class Y Shares

Institutional Shares

Service Shares

FEDERATED INDEX TRUST

Federated Max-Cap Index Fund Class C Shares

Institutional Shares

Service Shares

Federated Mid-Cap Index Fund Service Shares

FEDERATED INSTITUTIONAL TRUST

Federated Government Ultrashort Duration Fund Class A Shares

Service Shares

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund Class A Shares

Service Shares

FEDERATED INSURANCE SERIES

Federated Managed Tail Risk Fund II Primary Shares

Service Shares

Federated Fund for US Government Securities II

Federated High Income Bond Fund II Primary Shares

Service Shares

Federated Kaufmann Fund II Primary Shares

Service Shares

Federated Managed Volatility Fund II

Federated Government Money Fund II Primary Shares

Service Shares

FEDERATED INTERNATIONAL SERIES, INC.

Federated Global Total Return Bond Fund Class A Shares

Class C Shares

FEDERATED INVESTMENT SERIES FUNDS, INC.

Federated Bond Fund Class A Shares

Class C Shares

Class F Shares

Class T Shares

FEDERATED MDT EQUITY TRUST

Federated MDT Large Cap Value Fund Not effective yet

FEDERATED MDT SERIES

Federated MDT All Cap Core Fund Class A Shares

Class C Shares

Class T Shares

Federated MDT Large Cap Growth Fund Class A Shares

Class C Shares

Class T Shares

Federated MDT Small Cap Core Fund Class A Shares

Class C Shares

Class T Shares

Federated MDT Small Cap Growth Fund Class A Shares

Class C Shares

Class T Shares

Federated MDT Balanced Fund Class A Shares

Class C Shares

Class T Shares

FEDERATED MDT LARGE CAP VALUE FUND Service Shares

Class A Shares

Class T Shares

FEDERATED MUNICIPAL BOND FUND, INC. (formerly Federated Municipal Securities Fund, Inc.) Class A Shares

Class C Shares

Class F Shares

Class T Shares

Institutional Shares

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Michigan Intermediate Municipal Trust Class A Shares

Federated Municipal High Yield Advantage Fund Class A Shares

Class C Shares

Class F Shares

Class T Shares

Federated New York Municipal Income Fund Class A Shares

Federated Ohio Municipal Income Fund Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund Class A Shares

Class A Shares

Class T Shares

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST Class A Shares

Institutional Shares

Service Shares

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND Service Shares

FEDERATED TOTAL RETURN SERIES, INC.

Federated Mortgage Fund Institutional Shares

Service Shares

Federated Total Return Bond Fund Class A Shares

Class C Shares

Service Shares

Class T Shares

Federated Ultrashort Bond Fund Class A Shares

Institutional Shares

Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS Institutional Shares

Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS Institutional Shares

Service Shares

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated Emerging Market Debt Fund Class A Shares

Class C Shares

Federated International Leaders Fund Class A Shares

Class C Shares

Class T Shares

Federated International Small-Mid Company Fund Class A Shares

Class C Shares

Class T Shares

INTERMEDIATE MUNICIPAL TRUST

Federated Intermediate Municipal Trust Institutional Shares

MONEY MARKET OBLIGATIONS TRUST

Federated California Municipal Cash Trust Capital Shares

Cash II Shares

Cash Series Shares

Wealth Shares

Investment Shares

Service Shares

Federated Connecticut Municipal Cash Trust Cash Series Shares

Service Shares

Federated Capital Reserves Fund

Federated Florida Municipal Cash Trust Cash II Shares

Cash Series Shares

Wealth Shares

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund Advisor Shares

Capital Shares

Cash II Shares

Cash Series Shares

Class R Shares

Institutional Shares

Service Shares

Trust Shares

Federated Government Obligations Tax-Managed Fund Automated Shares

Institutional Shares

Service Shares

Federated Government Reserves Fund Class A Shares

Class C Shares

Class F Shares

Class P Shares

Federated Institutional Prime 60-Day Max Money Market Fund

Federated Massachusetts Municipal Cash Trust Cash Series Shares

Service Shares

Federated Institutional Prime 60 Day Fund Premier Shares

Institutional Shares

Service Shares

Federated Michigan Municipal Cash Trust Wealth Shares

Service Shares

Federated Minnesota Municipal Cash Trust Wealth Shares

Cash Series Shares

Federated Institutional Money Market Management Capital Shares

Eagle Shares

Institutional Shares

Service Shares

Federated Municipal Obligations Fund Capital Shares

Cash II Shares

Cash Series Shares

Wealth Shares

Investment Shares

Service Shares

Trust Shares

Federated Municipal Trust

Federated New Jersey Municipal Cash Trust Cash Series Shares

Wealth Shares

Service Shares

Federated New York Municipal Cash Trust Cash II Shares

Cash Series Shares

Service Shares

Wealth Shares

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust Cash II Shares

Wealth Shares

Service Shares

Federated Pennsylvania Municipal Cash Trust Cash Series Shares

Wealth Shares

Service Shares

Federated Prime Cash Obligations Fund Advisor Shares

Automated Shares

Capital Shares

Cash II Shares

Cash Series Shares

Class R Shares

Wealth Shares

Service Shares

Trust Shares

Federated Institutional Prime Obligations Fund Automated Shares

Capital Shares

Institutional Shares

Service Shares

Trust Shares

Federated Institutional Prime Value Obligations Fund Capital Shares

Institutional Shares

Service Shares

Federated Tax-Free Obligations Fund Advisor Shares

Service Shares

Wealth Shares

Federated Institutional Tax-Free Cash Trust Institutional Shares

Premier Shares

Federated Treasury Obligations Fund Automated Shares

Capital Shares

Institutional Shares

Service Shares

Trust Shares

Federated Trust for U.S. Treasury Obligations Cash II Shares

Cash Series Shares

Institutional Shares

Federated U.S. Treasury Cash Reserves Institutional Shares

Service Shares

Federated Virginia Municipal Cash Trust Cash Series Shares

Wealth Shares

Service Shares